                                                                     Exhibit T3F

                              CROSS-REFERENCE TABLE

 TIA                                               Indenture
 Section                                           Section
 -------                                           -------
      310(a)(1) .................................. 7.10
         (a)(2) .................................. 7.10
         (a)(3) .................................. N.A.
         (a)(4) .................................. N.A.
         (a)(5) .................................. 7.10
            (b) .................................. 7.08; 7.10
            (c) .................................. N.A.
         311(a) .................................. 7.11
            (b) .................................. 7.11
            (c) .................................. N.A.
         312(a) .................................. 2.05, 12.03
            (b) .................................. 12.03
            (c) .................................. 12.03
         313(a) .................................. 7.06
         (b)(1) .................................. N.A.
         (b)(2) .................................. 7.06
            (c) .................................. 12.02
            (d) .................................. 7.06
         314(a) .................................. 4.02; 4.03
            (b) .................................. N.A.
         (c)(1) .................................. 12.04
         (c)(2) .................................. 12.04
         (c)(3) .................................. N.A.
            (d) .................................. 11.03
            (e) .................................. 12.05
            (f) .................................. N.A.
         315(a) .................................. 7.01
            (b) .................................. 7.05; 12.02
            (c) .................................. 7.01
            (d) .................................. 7.01
            (e) .................................. 6.11
         316(a)(last sentence) ................... 12.06
      (a)(1)(A) .................................. 6.05
      (a)(1)(B) .................................. 6.04
         (a)(2) .................................. Section 1 of the Note; 12.06
            (b) .................................. Section 1 of the Note; 6.07
            (c) .................................. 9.04
      317(a)(1) .................................. 6.08
         (a)(2) .................................. 6.09
            (b) .................................. 2.04
         318(a) .................................. 12.01

----------------
N.A. means Not Applicable.
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.